EXHIBIT 10.3j

                       THIRD LEASE MODIFICATION AGREEMENT



     THIS THIRD LEASE MODIFICATION AGREEMENT made as the 1st day of December 2002, by and between Sy Syms, an individual residing at 625 Park Avenue, New York, New York 10021 ("Lessor") and Syms Corp., a New Jersey Corporation with its principal place of business at Syms Way, Secaucus, New Jersey 07094 ("Leasee").

                                    RECITALS

1. As of the 21st day of June 1977, Lessor (formerly known as Sy Merns) and Lessee (formerly known as Syms Haberdashery, Inc.) entered into a Lease Agreement for lease of premises located in Elmsford, County of Westchester, State of New York, more particularly described therein (the "Original Lease").

2. The Original Lease was amended on July 26, 1983 and subsequently as of January 1, 1991 (the Original Lease, as amended, is hereinafter referred to as the "Lease").

3. Lessor and Lessee are desirous of amending the Lease so as to extend the term thereof, and to increase the rental provided for therein;

     NOW THEREFORE, in consideration of the mutual promises and covenants hereinafter contained, IT IS HEREBY AGREED AS FOLLOWS:

1. TERM: Paragraph 4 of the Lease is hereby modified and amended so as to provide as follows:

     A. Extension of Term: The term of the Lease is hereby extended from December 1, 2002 to and including November 30, 2010;

     B. First Extension Option: Lessee shall have the option to extend the Lease for an additional period of five years upon six months' prior written notice to Lessor for the period December 1, 2010 - November 30, 2015;

     C. Second Extension Option: Provided that Lessee has exercised its first extension option, Lessee shall have the right to extend the Lease for one final additional period of five years upon six months' prior written notice to the Lessor for the period December 1, 2015 - November 30, 2020.

     If Lessee fails to timely notify Lessor of its option to extend the term of this Lease, Lessor shall notify Lessee of its right to extend the term of the Lease in accordance with the provisions hereof and shall afford Lessee thirty days from the date of such notice in which to exercise the option.

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2.   RENT:  Paragraph  5A of the Lease is hereby  modified  and amended so as to provide as follows:

     A. Commencing December 1, 2002, through and including November 30, 2010, and, in the event Lessee exercises its options to extend the Lease as hereinabove set forth, through and including the option periods, as fixed rent for the Demised Premises an annual rental of $796,500.00 payable in advance in equal monthly installments of $66,375.00, and annually for the balance of the Lease term payable in advance in equal monthly installments on the first day of each month through the end of the initial Term on November 30, 2010. In the event Lessee exercises its options to extend the Term of this Lease for the First or Second Extension Options the fixed rent during both of the Extension Options shall be at an annual rental of $885,000.00, payable in equal monthly installments of $73,750.00 on the first day of each month in advance.

3. SURVIVAL: Except as expressly modified herein, all terms, covenants and conditions of the Lease shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Third Lease Modification Agreement as of the date first above written.


WITNESS:



                                           /s/ Sy Syms
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                                           SY SYMS



ATTEST:                                                SYMS CORP.



                                           By:  /s/ Antone F. Moreira
-------------------------------------           -------------------------------
                                                ANTONE F. MOREIRA, VP &
                                                CHIEF FINANCIAL OFFICER

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STATE OF                    )
                            )      SS:
COUNTY OF                   )

     On the   _________  day of   ______________________________,  ____________,
before me personally came Sy Syms, to me known to be the individual described in and who executed the foregoing instrument and acknowledged that he executed same.




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STATE OF                    )
                            )      SS:
COUNTY OF                   )

     On the   _________  day of   ______________________________,  ____________,
before me personally  came  ____________________________________________,  to me personally known, who, being by me duly sworn, did depose and say that he resides at _______________________________________; that he is the
__________________________________  of SYMS CORP., the corporation  described in and which executed the foregoing instrument, and that he executed the foregoing instrument in the name of said corporation and that he signed his name by order of the board of directors of said corporation as and for the act and deed of said corporation.




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